Exhibit 99.1
     SUBSEQUENT TRANSFER AGREEMENT (the “Agreement”), dated as of July 20, 2005, by and among FBR SECURITIZATION, INC., a Delaware corporation, as depositor (the “Depositor”), NLC FINANCE II, LLC, a Delaware limited liability company, as seller (“NLC Finance II”) and FIRST NLC FINANCIAL SERVICES, LLC, a Florida limited liability company, as originator and seller (“First NLC,” and together with NLC Finance II, the “Sellers”), LITTON LOAN SERVICING LP, a Delaware limited partnership, as servicer (the “Servicer”), OCWEN LOAN SERVICING, LLC (successor to OCWEN FEDERAL BANK FSB), as interim servicer (the “Interim Servicer”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national association, as trustee (the “Trustee”), pursuant to the Pooling and Servicing Agreement referred to below.
     WHEREAS, pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of June 1, 2005, by and among the Depositor, the Sellers, the Servicer, the Interim Servicer and the Trustee, the Sellers wish to convey the Subsequent Mortgage Loans (as defined below) to the Depositor, the Depositor wishes to convey the Subsequent Mortgage Loans to the Trustee, and the Trustee, on behalf of the Trust, wishes to acquire the same for the benefit of the Certificateholders; and
     WHEREAS, the Seller shall timely deliver to the Trustee and Depositor a duly executed Subsequent Transfer Agreement related to such conveyance as required by Section 2.8 of the Pooling and Servicing Agreement;
     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:
     Section I. Subsequent Mortgage Loans. For purposes of this Agreement:
(i)	“Subsequent Mortgage Loans” shall mean, the Subsequent Mortgage Loans listed in the Subsequent Mortgage Loan Schedule attached hereto as Schedule A-1 and Schedule A-2, corresponding to the Subsequent Mortgage Loans conveyed by NLC Finance II and First NLC, respectively.

(ii)	“Subsequent Sale Date” and “Subsequent Cut-off Date” shall be July 20, 2005.
     Section II. Subsequent Mortgage Loan Schedule. The Subsequent Mortgage Loan Schedule attached hereto, comprising both Schedule A-1 and Schedule A-2, is a supplement to the Mortgage Loan Schedule attached as Schedule I to the Pooling and Servicing Agreement. The Mortgage Loans listed in the Subsequent Mortgage Loan Schedule constitute the Subsequent Mortgage Loans to be transferred pursuant to this Agreement on the Subsequent Sale Date.
     Section III. Transfer of Subsequent Mortgage Loans. As of the related Cut-off Date, subject to and upon the terms and conditions set forth in Articles II and III of the Pooling and Servicing Agreement and as set forth in this Agreement, each of NLC Finance II and First NLC hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys to the Depositor without recourse other than as expressly provided herein and in the Pooling and Servicing Agreement, all the right, title and interest of NLC Finance II and First NLC, in and to the (i)

Subsequent Mortgage Loans listed on Schedule A-1 with respect to NLC Finance II and on Schedule A-2 with respect to First NLC, including the related Scheduled Principal Balance as of the Subsequent Cut-off Date after giving effect to payments of principal due on or before the Subsequent Cut-off Date; (ii) all collections in respect of interest and principal received after the Subsequent Cut-off Date (other than principal and interest due on or before such Subsequent Cut-off Date); (iii) property which secured a Subsequent Mortgage Loan and which is acquired by foreclosure or in lieu of foreclosure; (iv) interest of NLC Finance II and First NLC in any insurance policies in respect of the Subsequent Mortgage Loans; (v) all cash instruments and other property held or required to be deposited in the Capitalized Interest Account as required by Section 7.12 of the Pooling and Servicing Agreement; and (v) all proceeds of any of the foregoing; and the Depositor hereby irrevocably sells, transfers, assigns, sets over and otherwise conveys all of the foregoing to the Trustee without recourse other than as expressly provided herein and in the Pooling and Servicing Agreement.
     Section IV. Representations and Warranties.
     (a) Each of the Sellers and the Depositor hereby represents and warrants to the Trustee for the benefit of the Certificateholders that the representations and warranties made by it in Sections 3.1, 3.2, 3.3 and 3.6, as applicable, of the Pooling and Servicing Agreement are true and correct with respect to NLC Finance II, First NLC and the Depositor and the Subsequent Mortgage Loans as of the Subsequent Transfer Date.
     (b) Each of the Sellers hereby represents and warrants that (i) the aggregate of the Scheduled Principal Balances of the Subsequent Mortgage Loans listed on the Subsequent Mortgage Loan Schedule and conveyed to the Trustee pursuant to this Agreement as of the Subsequent Cut-off Date is $85,863,665, and (ii) the conditions precedent for the transfer of Subsequent Mortgage Loans as set forth in Section 2.8 of the Pooling and Servicing Agreement have been satisfied as of the Subsequent Sale Date.
     (c) Each of the Sellers hereby represents and warrants that all principal collected and interest collected to the extent accrued and due after the Subsequent Cut-off Date has been delivered to the Trustee for deposit in the Payment Account as required under Section 2.8 of the Pooling and Servicing Agreement
     (d) Each of the Sellers and the Depositor hereby represents and warrants that it is not (i) insolvent and will not be rendered insolvent by the transfer of the Subsequent Mortgage Loans pursuant to this Agreement, or (ii) aware of any pending insolvency.
     (e) Each of the Sellers hereby represents and warrants that the addition of Subsequent Mortgage Loans into the Trust will not result in a material adverse tax consequence to any Certificateholder.
     (f) Each of the Sellers hereby represents and warrants that the Pre-Funding Period has not terminated.

2

     (g) Each of the Sellers hereby represents and warrants that the aggregate Scheduled Principal Balance of the Subsequent Mortgage Loans does not exceed the amount on deposit in the Pre-Funding Account as of the Closing Date as required under Section 2.8 of the Pooling and Servicing Agreement.
     Section V. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Pooling and Servicing Agreement.
     Section VI. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.
     Section VII. Conflicts. In the event of any conflict between the provisions of this Agreement and the Pooling and Servicing Agreement, the provisions of the Pooling and Servicing Agreement shall prevail.
     Section VIII. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL APPLY HERETO).
[Signature Page Follows]

3

     IN WITNESS WHEREOF, the parties to this Subsequent Transfer Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

FBR SECURITIZATION, INC., as Depositor

By:	/s/ Michael Warden

Name:	Michael Warden
Title:	Executive Vice President

FIRST NLC FINANCIAL SERVICES, LLC, as Seller

By:	/s/ Michael Warden

Name:	Michael Warden
Title:	Executive Vice President

NLC FINANCE II, LLC, as Seller

By:	/s/ Michael Warden

Name:	Michael Warden
Title:	Executive Vice President

LITTON LOAN SERVICING LP, as Servicer

By:	/s/ Janice McClure

Name:	Janice McClure
Title:	Senior Vice President
[Subsequent Transfer Agreement]

OCWEN LOAN SERVICING, LLC (successor to Ocwen Federal Bank FSB), as Interim Servicer

By:	/s/ William C. Erbey

Name:	William C. Erbey
Title:	Manager

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Thomas Venusti

Name:	Thomas Venusti
Title:	Assistant Vice President
[Subsequent Transfer Agreement]

Schedule A-1
NLC FINANCE II, LLC
Subsequent Mortgage Loans
NONE
[Subsequent Transfer Agreement - Schedule A-1]

Schedule A-2
FIRST NLC FINANCIAL SERVICES, LLC
Subsequent Mortgage Loans
[Subsequent Transfer Agreement - Schedule A-2]

Loan Number	Borrower	Balance	Seller

3027502993	PERKINS	$96,000.00	First NLC Financial Services, LLC
3027503546	NIETO	$148,500.00	First NLC Financial Services, LLC
3027503665	GARCIA	$174,400.00	First NLC Financial Services, LLC
3027503823	HEINLEIN	$129,000.00	First NLC Financial Services, LLC
3027503844	SOCARRAS	$135,000.00	First NLC Financial Services, LLC
3027503910	HILGER	$175,000.00	First NLC Financial Services, LLC
3027503931	UGALDE	$261,200.00	First NLC Financial Services, LLC
3029503088	PRESSLEY	$308,000.00	First NLC Financial Services, LLC
3029503392	CAMPBELL	$193,850.00	First NLC Financial Services, LLC
3029503457	ACOSTA	$250,000.00	First NLC Financial Services, LLC
3029503473	ALTAMIRANO	$375,200.00	First NLC Financial Services, LLC
3029503583	STEWART	$324,000.00	First NLC Financial Services, LLC
3029503649	PROCTOR	$213,000.00	First NLC Financial Services, LLC
3029503664	SMITH	$68,650.00	First NLC Financial Services, LLC
3029503675	POLANCO	$313,600.00	First NLC Financial Services, LLC
3029503769	RICKETTS	$178,600.00	First NLC Financial Services, LLC
3029503770	SOOKDEO	$388,000.00	First NLC Financial Services, LLC
3029503778	TRISTAN	$284,000.00	First NLC Financial Services, LLC
3029503781	BARRAN	$161,600.00	First NLC Financial Services, LLC
3029503786	HERRERA/YLLAS	$166,400.00	First NLC Financial Services, LLC
3029503788	WILLIAMS	$93,500.00	First NLC Financial Services, LLC
3029503870	BROGDON	$90,400.00	First NLC Financial Services, LLC
3029503892	DELLA TORRE	$332,000.00	First NLC Financial Services, LLC
3029503910	SANGSTER	$164,000.00	First NLC Financial Services, LLC
3029503937	HAYES	$99,200.00	First NLC Financial Services, LLC
3044500979	HARVEY	$72,900.00	First NLC Financial Services, LLC
3044501119	SHORT	$178,200.00	First NLC Financial Services, LLC
3045500110	ARROYO	$188,900.00	First NLC Financial Services, LLC
3045500553	DEMPSEY	$75,200.00	First NLC Financial Services, LLC
3058503007	DAY	$101,600.00	First NLC Financial Services, LLC
3058503407	OMONKHEGBE	$225,000.00	First NLC Financial Services, LLC
3058503962	SANTANGELO	$112,000.00	First NLC Financial Services, LLC
3058504033	HENDERSON	$86,400.00	First NLC Financial Services, LLC
3058504172	VAUGHAN	$328,500.00	First NLC Financial Services, LLC
3058504194	GALLOZA	$100,000.00	First NLC Financial Services, LLC
3058504223	OWENS	$356,250.00	First NLC Financial Services, LLC
3058504351	SCHWED	$210,000.00	First NLC Financial Services, LLC
3058504365	WOLDING	$293,400.00	First NLC Financial Services, LLC
3058504370	JAKES	$106,000.00	First NLC Financial Services, LLC
3058504430	GARCIA	$78,300.00	First NLC Financial Services, LLC
3058504444	FLEMING	$128,000.00	First NLC Financial Services, LLC
3058504487	MATTHEWS	$84,000.00	First NLC Financial Services, LLC
3058504544	JAIMES	$103,200.00	First NLC Financial Services, LLC
3058504562	RICO	$245,000.00	First NLC Financial Services, LLC
3058504566	MUNGAI	$99,750.00	First NLC Financial Services, LLC
3058504571	EDMISTON	$102,400.00	First NLC Financial Services, LLC
3058504617	MCDANIEL	$63,900.00	First NLC Financial Services, LLC
3076502755	SMITH	$117,600.00	First NLC Financial Services, LLC
3076502902	ROMERO	$192,000.00	First NLC Financial Services, LLC
3076503027	MUNOZ	$140,000.00	First NLC Financial Services, LLC
3076503181	ROBINSON	$190,000.00	First NLC Financial Services, LLC

Loan Number	Borrower	Balance	Seller

3076503231	RIVERA	$78,800.00	First NLC Financial Services, LLC
3076503297	WIRTZ	$70,300.00	First NLC Financial Services, LLC
3076503338	KARTES	$132,000.00	First NLC Financial Services, LLC
3076503339	MUNETON	$140,000.00	First NLC Financial Services, LLC
3076503422	ELDRIDGE	$162,000.00	First NLC Financial Services, LLC
3076503581	CUNNINGHAM	$143,200.00	First NLC Financial Services, LLC
3076503596	WATERS	$138,400.00	First NLC Financial Services, LLC
3076503602	GREENE	$139,500.00	First NLC Financial Services, LLC
3076503652	DELGADO	$323,000.00	First NLC Financial Services, LLC
3076503857	ADAMS	$85,400.00	First NLC Financial Services, LLC
3076503986	JONES	$64,000.00	First NLC Financial Services, LLC
3083500972	EDLOW	$158,000.00	First NLC Financial Services, LLC
3083501083	LUNA	$148,000.00	First NLC Financial Services, LLC
5201500246	MANDARA	$75,000.00	First NLC Financial Services, LLC
5205500406	VOLFI	$285,000.00	First NLC Financial Services, LLC
5208500349	RODRIGUEZ	$89,200.00	First NLC Financial Services, LLC
5240503542	CARRENO	$150,000.00	First NLC Financial Services, LLC
5240503815	ABAY/ASGEDOM	$371,000.00	First NLC Financial Services, LLC
5240504110	BATCHELOR	$200,000.00	First NLC Financial Services, LLC
5240504125	CISNEROS	$300,000.00	First NLC Financial Services, LLC
5240504216	TRISTAN	$99,700.00	First NLC Financial Services, LLC
5240504220	BIGHAM	$189,450.00	First NLC Financial Services, LLC
5240504299	HUDDLESTON	$224,000.00	First NLC Financial Services, LLC
5240504322	VALLESTEROS	$304,000.00	First NLC Financial Services, LLC
5240504389	MENDONCA	$276,000.00	First NLC Financial Services, LLC
5243503997	SPEARS	$205,000.00	First NLC Financial Services, LLC
5243504200	KITT	$95,000.00	First NLC Financial Services, LLC
5243504288	LADORES	$229,500.00	First NLC Financial Services, LLC
5243504393	VINEY	$272,000.00	First NLC Financial Services, LLC
5243504433	RAY	$300,000.00	First NLC Financial Services, LLC
5243504440	MOLINA	$144,400.00	First NLC Financial Services, LLC
5243504653	FUERTES	$133,000.00	First NLC Financial Services, LLC
5243504698	TRUJILLO	$404,000.00	First NLC Financial Services, LLC
5243504861	SANDOVAL	$328,000.00	First NLC Financial Services, LLC
5243504879	SALAS	$303,200.00	First NLC Financial Services, LLC
5243504939	WOODBURN	$214,000.00	First NLC Financial Services, LLC
5243504940	STIGERS	$251,000.00	First NLC Financial Services, LLC
5243505018	BOSE	$500,000.00	First NLC Financial Services, LLC
5243505029	MARQUEZ	$292,000.00	First NLC Financial Services, LLC
5243505064	BATES	$190,400.00	First NLC Financial Services, LLC
5243505072	RODRIGUEZ	$500,000.00	First NLC Financial Services, LLC
5243505244	ANORVE	$296,000.00	First NLC Financial Services, LLC
5250500738	SMITH	$74,900.00	First NLC Financial Services, LLC
5257501028	NETTLES	$229,900.00	First NLC Financial Services, LLC
5266501050	FENCL	$69,300.00	First NLC Financial Services, LLC
5281500645	WINTERHALDER	$180,000.00	First NLC Financial Services, LLC
5282501657	SANCHEZ	$132,000.00	First NLC Financial Services, LLC
5288501616	MATULA	$222,400.00	First NLC Financial Services, LLC
5289501306	RODAS	$71,400.00	First NLC Financial Services, LLC
5296500825	BRAUD	$84,000.00	First NLC Financial Services, LLC
5296500915	ROBINSON	$101,700.00	First NLC Financial Services, LLC

Loan Number	Borrower	Balance	Seller

5296500931	CHACON	$114,000.00	First NLC Financial Services, LLC
5296501014	ADAMS	$80,750.00	First NLC Financial Services, LLC
5296501122	FEDISON	$167,200.00	First NLC Financial Services, LLC
3027503541	CARTAYA-LUQUE	$115,000.00	First NLC Financial Services, LLC
3027503542	NIETO	$148,500.00	First NLC Financial Services, LLC
3044501026	BASTON	$220,000.00	First NLC Financial Services, LLC
3058503662	SAMAYANI	$288,000.00	First NLC Financial Services, LLC
3076502721	MENDEZ	$121,600.00	First NLC Financial Services, LLC
3076503240	WEST	$95,200.00	First NLC Financial Services, LLC
3076503310	RUIZ/BORDA	$112,000.00	First NLC Financial Services, LLC
3076503492	BRANDT	$80,750.00	First NLC Financial Services, LLC
5240504287	AQUINO	$412,000.00	First NLC Financial Services, LLC
3027503027	VELEZ	$103,800.00	First NLC Financial Services, LLC
3027503169	ANDERSON	$232,750.00	First NLC Financial Services, LLC
3027503170	STEWART	$189,000.00	First NLC Financial Services, LLC
3027503274	WILLIAMS	$356,250.00	First NLC Financial Services, LLC
3027503492	MORRIS	$170,000.00	First NLC Financial Services, LLC
3027503497	PEREZ	$197,600.00	First NLC Financial Services, LLC
3027503556	CAMPBELL	$120,000.00	First NLC Financial Services, LLC
3027503621	TAVAREZ	$144,000.00	First NLC Financial Services, LLC
3027503630	GOLDBERG	$91,250.00	First NLC Financial Services, LLC
3027503634	SYMISTER	$121,000.00	First NLC Financial Services, LLC
3027503667	BELK	$121,600.00	First NLC Financial Services, LLC
3029502416	MERALIEN	$220,000.00	First NLC Financial Services, LLC
3029502525	PI/RODRIGUEZ	$180,000.00	First NLC Financial Services, LLC
3029502971	DISLA	$112,000.00	First NLC Financial Services, LLC
3029503246	PINKETT	$123,200.00	First NLC Financial Services, LLC
3029503382	ABDUL	$213,600.00	First NLC Financial Services, LLC
3029503474	GOVEA	$258,400.00	First NLC Financial Services, LLC
3029503498	BURKE	$175,900.00	First NLC Financial Services, LLC
3029503511	ROCHA	$90,400.00	First NLC Financial Services, LLC
3029503536	HOOSIER	$71,600.00	First NLC Financial Services, LLC
3029503563	INET	$233,750.00	First NLC Financial Services, LLC
3029503619	NELSON	$75,000.00	First NLC Financial Services, LLC
3029503623	SAMUELS	$208,000.00	First NLC Financial Services, LLC
3029503732	SHERROD	$134,400.00	First NLC Financial Services, LLC
3044500730	BOWLES	$94,350.00	First NLC Financial Services, LLC
3058503343	OWENS	$208,000.00	First NLC Financial Services, LLC
3058503769	SPOHN	$134,300.00	First NLC Financial Services, LLC
3058503795	WARREN	$110,500.00	First NLC Financial Services, LLC
3058503902	VALENTA	$184,000.00	First NLC Financial Services, LLC
3058503987	CAIRRIKIER	$60,000.00	First NLC Financial Services, LLC
3058504017	CAMERON	$108,000.00	First NLC Financial Services, LLC
3058504060	ROMERO	$140,000.00	First NLC Financial Services, LLC
3058504280	DOWNEY	$282,150.00	First NLC Financial Services, LLC
3058504302	BELIN	$96,000.00	First NLC Financial Services, LLC
3058504334	LOPEZ	$435,000.00	First NLC Financial Services, LLC
3058504335	SOLTIS	$325,000.00	First NLC Financial Services, LLC
3058504403	SQUICCIARINI	$234,000.00	First NLC Financial Services, LLC
3061500440	GUTIERREZ	$332,000.00	First NLC Financial Services, LLC
3063500193	WALLEN	$176,000.00	First NLC Financial Services, LLC

Loan Number	Borrower	Balance	Seller

3063500207	NORTON	$88,800.00	First NLC Financial Services, LLC
3076502542	SAWA	$213,750.00	First NLC Financial Services, LLC
3076503009	MCCALLA	$128,000.00	First NLC Financial Services, LLC
3076503163	TABOADA	$270,400.00	First NLC Financial Services, LLC
3076503190	WHITLOCK	$56,000.00	First NLC Financial Services, LLC
3076503201	WINDERS	$144,500.00	First NLC Financial Services, LLC
3076503345	GAMBERALE	$240,000.00	First NLC Financial Services, LLC
3076503557	HENDERSON	$135,000.00	First NLC Financial Services, LLC
3076503712	SENA	$204,400.00	First NLC Financial Services, LLC
3083500861	BERMUDEZ	$143,500.00	First NLC Financial Services, LLC
5201500195	TRUELL	$134,500.00	First NLC Financial Services, LLC
5201500219	KING	$187,000.00	First NLC Financial Services, LLC
5202500253	ORTEGA	$68,000.00	First NLC Financial Services, LLC
5204500452	DUARTE	$117,000.00	First NLC Financial Services, LLC
5205500407	DAVILA	$224,000.00	First NLC Financial Services, LLC
5205500469	ROJO	$245,700.00	First NLC Financial Services, LLC
5206500043	PABON	$63,500.00	First NLC Financial Services, LLC
5206500104	BOOKER	$128,250.00	First NLC Financial Services, LLC
5209500269	HARRIS	$256,500.00	First NLC Financial Services, LLC
5240502948	SARABIA FERNANDEZ	$134,400.00	First NLC Financial Services, LLC
5240503065	BONDOC	$209,500.00	First NLC Financial Services, LLC
5240503560	GARCIA	$128,700.00	First NLC Financial Services, LLC
5240503741	PUGH	$230,100.00	First NLC Financial Services, LLC
5240503745	GARZA	$500,000.00	First NLC Financial Services, LLC
5240503955	MIDDLETON	$260,000.00	First NLC Financial Services, LLC
5240503997	MEJIA	$272,800.00	First NLC Financial Services, LLC
5240504001	TAPIA	$380,000.00	First NLC Financial Services, LLC
5240504049	LOPEZ	$236,700.00	First NLC Financial Services, LLC
5240504103	BLISS	$294,400.00	First NLC Financial Services, LLC
5240504112	WILCOX	$222,400.00	First NLC Financial Services, LLC
5240504232	RIOS	$480,000.00	First NLC Financial Services, LLC
5243503615	MORA	$253,000.00	First NLC Financial Services, LLC
5243503911	AHMED	$226,100.00	First NLC Financial Services, LLC
5243504399	LIRA	$232,000.00	First NLC Financial Services, LLC
5243504401	DOUGLASS	$693,750.00	First NLC Financial Services, LLC
5243504468	ESPARZA	$292,000.00	First NLC Financial Services, LLC
5243504530	MIRANDA	$352,800.00	First NLC Financial Services, LLC
5243504621	MCGEE	$213,600.00	First NLC Financial Services, LLC
5243504649	JACKSON	$240,000.00	First NLC Financial Services, LLC
5243504679	MENDOZA	$188,000.00	First NLC Financial Services, LLC
5243504711	CUNNINGHAM	$155,000.00	First NLC Financial Services, LLC
5243504802	OCEGUERA	$220,000.00	First NLC Financial Services, LLC
5243505004	MAGANA	$643,500.00	First NLC Financial Services, LLC
5243505024	CHACON	$204,800.00	First NLC Financial Services, LLC
5246500447	DUENAS	$414,000.00	First NLC Financial Services, LLC
5248501226	FOREMAN	$128,700.00	First NLC Financial Services, LLC
5248501348	PATE	$89,600.00	First NLC Financial Services, LLC
5248501571	COLTER	$153,000.00	First NLC Financial Services, LLC
5255500871	LANOUETTE	$244,000.00	First NLC Financial Services, LLC
5255500886	BATES	$106,400.00	First NLC Financial Services, LLC
5266501244	SLOAN	$85,000.00	First NLC Financial Services, LLC

Loan Number	Borrower	Balance	Seller

5267500531	METZ	$240,000.00	First NLC Financial Services, LLC
5267500567	ZANICH	$400,000.00	First NLC Financial Services, LLC
5267500571	ESPARZA	$252,000.00	First NLC Financial Services, LLC
5277501069	GONZALEZ	$88,320.00	First NLC Financial Services, LLC
5277501218	STUBBS	$95,000.00	First NLC Financial Services, LLC
5282501340	AXELSON	$80,750.00	First NLC Financial Services, LLC
5282501390	KEUHS	$124,500.00	First NLC Financial Services, LLC
5282501545	TABOR	$140,000.00	First NLC Financial Services, LLC
5288501298	WALKER	$192,000.00	First NLC Financial Services, LLC
5288501419	OBRYAN	$61,600.00	First NLC Financial Services, LLC
5288501427	TRENHAILE	$226,500.00	First NLC Financial Services, LLC
5288501496	CARTER	$88,000.00	First NLC Financial Services, LLC
5288501537	FARAZ	$154,500.00	First NLC Financial Services, LLC
5288501538	MCGEE	$102,400.00	First NLC Financial Services, LLC
5288501540	SHARP	$91,800.00	First NLC Financial Services, LLC
5289501267	GERAKIS	$76,000.00	First NLC Financial Services, LLC
5289501476	MEALEY	$180,000.00	First NLC Financial Services, LLC
5291501084	LYONS	$137,000.00	First NLC Financial Services, LLC
5291501238	GARCIA	$125,800.00	First NLC Financial Services, LLC
5291501239	SANCHEZ	$162,000.00	First NLC Financial Services, LLC
5292500495	MITCHELL	$181,500.00	First NLC Financial Services, LLC
5292500647	KREINBRING	$88,400.00	First NLC Financial Services, LLC
5292500861	HOWELL	$85,500.00	First NLC Financial Services, LLC
5296500813	SPRIVEY	$88,000.00	First NLC Financial Services, LLC
5296500917	MARKS	$68,000.00	First NLC Financial Services, LLC
5296501038	SMITH	$69,750.00	First NLC Financial Services, LLC
5297500485	FRAGUADA	$106,000.00	First NLC Financial Services, LLC
5297500571	NIEVES	$140,000.00	First NLC Financial Services, LLC
5298500591	JONES	$123,750.00	First NLC Financial Services, LLC
5299500410	DAVIS	$58,500.00	First NLC Financial Services, LLC
3058503586	ORLANG	$220,000.00	First NLC Financial Services, LLC
5243504087	GUTIERREZ	$138,000.00	First NLC Financial Services, LLC
5243504188	RODRIGUEZ	$319,920.00	First NLC Financial Services, LLC
5266500993	CARLSON	$404,800.00	First NLC Financial Services, LLC
5274500684	MORALES	$129,000.00	First NLC Financial Services, LLC
5296500870	ALLEN	$62,400.00	First NLC Financial Services, LLC
3027503474	MCCOY	$68,000.00	First NLC Financial Services, LLC
3027503710	DORT	$180,000.00	First NLC Financial Services, LLC
3029503528	MORIN	$330,000.00	First NLC Financial Services, LLC
3076503390	STURGILL	$92,000.00	First NLC Financial Services, LLC
3076503607	UMEREZ	$323,900.00	First NLC Financial Services, LLC
5240503377	TUN	$472,000.00	First NLC Financial Services, LLC
5240503630	GUERRERO RUIZ	$167,200.00	First NLC Financial Services, LLC
5243504447	FLORES	$192,000.00	First NLC Financial Services, LLC
3029502625	KAM	$192,000.00	First NLC Financial Services, LLC
3029503775	PANTOJA	$220,000.00	First NLC Financial Services, LLC
3058504339	ARIAS	$265,600.00	First NLC Financial Services, LLC
3058504358	FLORES	$219,200.00	First NLC Financial Services, LLC
5207500327	BUTLER	$81,000.00	First NLC Financial Services, LLC
5243504728	CLAY	$172,000.00	First NLC Financial Services, LLC
5267500575	NGUYEN	$220,000.00	First NLC Financial Services, LLC

Loan Number	Borrower	Balance	Seller

3076503021	GONZALEZ	$87,000.00	First NLC Financial Services, LLC
3085500867	ELLERY	$105,000.00	First NLC Financial Services, LLC
5243502745	URREGO	$388,500.00	First NLC Financial Services, LLC
5243503656	RIVERA	$352,000.00	First NLC Financial Services, LLC
5296500753	WILKERSON	$88,000.00	First NLC Financial Services, LLC
3076503514	ORTIZ	$273,600.00	First NLC Financial Services, LLC
3027503550	MONTES	$64,000.00	First NLC Financial Services, LLC
3058503159	CHAMBERS	$140,000.00	First NLC Financial Services, LLC
3076502979	OCHOA	$337,500.00	First NLC Financial Services, LLC
3058503731	ARISTONDO	$243,900.00	First NLC Financial Services, LLC
5243503503	MELITON	$600,000.00	First NLC Financial Services, LLC
5243505373	FLORES	$356,000.00	First NLC Financial Services, LLC
3058503208	CARTER	$65,600.00	First NLC Financial Services, LLC
3027503699	MORALES	$240,000.00	First NLC Financial Services, LLC
3027503590	MEJIA	$311,500.00	First NLC Financial Services, LLC
3027503689	WEYANDT	$114,450.00	First NLC Financial Services, LLC
3027503020	NEILAN	$139,900.00	First NLC Financial Services, LLC
3027503691	ROSA	$184,700.00	First NLC Financial Services, LLC
3027503568	HAND	$116,000.00	First NLC Financial Services, LLC
3058504356	MCKINLEY	$121,600.00	First NLC Financial Services, LLC
3058504287	GARCIA	$127,200.00	First NLC Financial Services, LLC
3027503466	FROST	$140,400.00	First NLC Financial Services, LLC
3058504273	THOMSON	$150,000.00	First NLC Financial Services, LLC
3027503548	ORTEGA	$152,000.00	First NLC Financial Services, LLC
3027503528	FLORES	$167,200.00	First NLC Financial Services, LLC
3027503593	JORGE	$172,000.00	First NLC Financial Services, LLC
3027503580	PIPES	$179,600.00	First NLC Financial Services, LLC
3027503364	AGUILAR	$184,000.00	First NLC Financial Services, LLC
3027503614	VALERO	$196,000.00	First NLC Financial Services, LLC
3058504286	RUIZ	$197,600.00	First NLC Financial Services, LLC
3027503419	CRUICKSHANK	$260,000.00	First NLC Financial Services, LLC
3027503570	MONTENEGRO	$264,000.00	First NLC Financial Services, LLC
3027503613	FLORES	$320,000.00	First NLC Financial Services, LLC
3058504282	OKOYE	$537,600.00	First NLC Financial Services, LLC
3027503512	JENSEN	$146,200.00	First NLC Financial Services, LLC
3076503622	HAAGENSON	$72,000.00	First NLC Financial Services, LLC
3027503139	ESTEVEZ/RODRIGUEZ	$162,000.00	First NLC Financial Services, LLC
3027503690	BERNABE	$189,000.00	First NLC Financial Services, LLC
3027503175	ELLINGTON	$418,500.00	First NLC Financial Services, LLC
3027503216	CANNON	$120,150.00	First NLC Financial Services, LLC
3027503396	BOSWELL-ROBINSON	$142,500.00	First NLC Financial Services, LLC
3027503525	MOLLER	$123,900.00	First NLC Financial Services, LLC
3027503707	SPARKS	$142,000.00	First NLC Financial Services, LLC
3027503672	BAKER	$175,000.00	First NLC Financial Services, LLC
3058504388	COMPHER	$245,000.00	First NLC Financial Services, LLC
5205500439	HANSON	$206,250.00	First NLC Financial Services, LLC
5243505113	SANDOVAL	$211,650.00	First NLC Financial Services, LLC
3029503509	KISUMBI	$220,000.00	First NLC Financial Services, LLC
3058504662	LEMUS	$217,600.00	First NLC Financial Services, LLC